UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2010

Stratasys, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13400	36-3658792
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7665 Commerce Way, Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 937-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Stockholders on May 6, 2010 (the “Annual Meeting”). The following directors, constituting all of our directors, were elected at the meeting to serve until their respective successors are duly elected and qualified. The directors elected at the Annual Meeting received the number of votes set forth opposite their respective names:

	Number of	Number of
Name	Votes For	Votes Withheld
S. Scott Crump	17,404,060	118,864
Ralph E. Crump	17,402,730	120,194
Edward J. Fierko	17,439,041	83,883
John J. McEleney	17,444,577	78,347
Clifford H. Schwieter	17,403,260	119,664
Gregory L. Wilson	17,121,354	401,570

In addition, our stockholders approved the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2010. The following number of votes were cast for or against the appointment, abstained from voting or represent broker non-votes:

For	19,208,675
Against	10,742
Abstain	16,348
Broker Non-Vote	0

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC.
(Registrant)

Date: May 10, 2010	By:	/s/ Robert F. Gallagher
Robert F. Gallagher
Chief Financial Officer